                                                                     EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                            Case No.:  399-02649 THROUGH 399-02680
                                                             -----------------------------------------------------
    SERVICE MERCHANDISE COMPANY, INC.
    ----------------------------------            Judge:     PAINE
                                                             -----------------------------------------------------

                                                  Chapter 11

Debtor(s)

           MONTHLY OPERATING REPORT FOR PERIOD ENDING         August 29, 1999
                                                         -----------------------

        COMES NOW,    SERVICE MERCHANDISE COMPANY, INC.
                      ----------------------------------------------------------

   Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing August 2, 1999 and ending August 29, 1999 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

            X   Monthly Reporting Questionnaire (Attachment 1)
           ---

            X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ---

           N/A  Summary of Accounts Receivable (Form OPR-3)
           ---

            X   Schedule of Postpetition Liabilities (Form OPR-4)
           ---

            X   Statement of Income (Loss) (Form OPR-5)
           ---


           I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

   Date:                DEBTOR - IN - POSSESSION
         -------------

                        By:
                           -----------------------------------------------

                        Name and Title: TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                        ----------------------------------------

                        Address:        7100 SERVICE MERCHANDISE DRIVE
                                        ----------------------------------------
                                        BRENTWOOD, TENNESSEE 37027
                                        ----------------------------------------

                        Telephone No:   660-3477
                                        ----------------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

1. Payroll


                                                                              WAGES                           TAXES
      OFFICERS                         TITLE                         GROSS             NET            DUE             PAID
SAM CUSANO              CHIEF EXECUTIVE OFFICER                    50,188.10        31,788.27       4,515.26       13,314.15

STEVE MOORE             SENIOR VICE PRESIDENT, CHIEF
                        ADMINISTRATIVE OFFICER, GENERAL
                        COUNSEL & SECRETARY                        27,693.91        18,573.95       2,198.69        6,750.47
TOM GARRETT             SENIOR VICE PRESIDENT & CFO                25,088.38        18,068.01       1,648.99        5,075.39
STEVE MCCANN            SENIOR VICE PRESIDENT, FINANCE
                        & CHIEF ACCOUNTING OFFICER                245,923.00       174,445.52           --         71,477.96
GARY SEASE              SENIOR VICE PRESIDENT, LOGISTICS           25,160.45        15,907.33       2,054.12        5,974.23
CHARLES SEPTER          PRESIDENT & CHIEF OPERATING OFFICER        39,229.81        24,613.39       3,417.43       10,259.94

KENNETH BRAME           SENIOR VICE PRESIDENT, INFORMATION
                        SERVICES & CHIEF INFORMATION OFFICER       23,118.27        15,557.34       1,762.74        5,341.50
ROBERT J. PINDRED       VICE PRESIDENT AND TREASURER               12,370.13         8,347.91         458.18        1,822.18
SANDRA CARY             VICE PRESIDENT, ASST. TAX:  FIN            53,727.01        37,913.67           --         15,813.34
JOE M. ELLIOTT          AVP, PROPERTY ADMINISTRATION                8,139.03         5,574.22         363.54        1,057.12
ERIC KOVATS             VICE PRESIDENT, REGIONAL: STORES           17,368.47        11,610.37       1,103.20        3,241.35
BARBARA SPRINGER        ASSISTANT TREASURER                         7,097.52         5,048.89         857.20          912.09
KARREN PRASIFKA         ASSISTANT GENERAL COUNSEL VP               13,587.24         8,518.89       1,221.61        3,846.74
SUZY WILSON             ASSISTANT LEGAL VICE PRESIDENT              7,707.82         5,896.69         394.17        1,168.84
BILLY STEWART           ASSISTANT TAX VICE PRESIDENT                6,453.13         4,435.61         316.98          908.91

The associates listed below received severance payments.

STEVE MCCANN                                                      235,000.00
SANDRA CARY                                                        50,000.08


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

2. INSURANCE


                                                                 COVERAGE        POLICY       EXPIRATION     PREMIUM   DATE COVERAGE
TYPE                            NAME OF CARRIER                   AMOUNT         NUMBER          DATE         AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                        Security Ins Co of Hartford      $5 Million     CCIPW12011       5/1/00      $921,750     5/1/00
                                Commonwealth                     $5 Million     US2387           5/1/00       $92,419     5/1/00
                                Westchester Fire                 $15 Million    1XA394310        5/1/00       $75,000     5/1/00
                                Allianz Insurance Co             $12 Million    CLP1034720       5/1/00       $30,000     5/1/00
                                TIG Insurance Co                 $13 Million    XPT38797554      5/1/00       $32,500     5/1/00
                                Westchester Fire                 $30 Million    1XA394311        5/1/00       $15,000     5/1/00
                                Allianz Insurance Co             $12 Million    CLP1034720       5/1/00       $22,500     5/1/00
                                Allianz Insurance Co             $25 Million    CLP1034720       5/1/00       $10,000     5/1/00

Boiler & Machinery              Hartford Steam Boiler            $10 Million    BMTBD            5/1/00      $ 11,900     5/1/00

Transit                         Security Ins Co of Hartford      $1 Million     CCIMG72820       5/1/00      $ 10,000     5/1/00

Ocean Cargo                     Phoenix Assurance Co of NY       $10 Million    CR37211          5/1/00      $ 40,000     5/1/00

Special Crime                   Reliance Insurance Co            $25 Million    NFK1951937       5/1/02      $ 13,458     5/1/02

Crime                           National Union Fire Ins Co       $10 Million    858-0797         3/1/00      $ 56,505     3/1/00

Fiduciary                       National Union Fire Ins Co       $10 Million    267-81-30        3/1/00      $ 19,462     3/1/00

Employment Practices            Chubb Insurance Co               $10 Million    81278901A        3/1/00      $221,575     3/1/00
Liability                       Royal Insurance Co               $10 Million    PSF000010        3/1/00      $ 88,200     3/1/00

Directors & Officers            Continental Insurance Co         $10 Million    300714943        3/1/01      $453,500     3/1/01
                                Chubb Insurance Co               $10 Million    81278902-A       3/1/01      $266,666     3/1/01
                                Royal Insurance Co               $10 Million    PSF000009        3/1/01      $133,000     3/1/01

Umbrella                        Federal Insurance Co             $50 Million    79763295         1/1/02      $ 79,196     1/1/02
Excess Liability                American Guarantee & Liab        $50 Million    EUO2876107-01    1/1/01      $ 25,000     1/1/01

International                   Cigna Insurance Co               $1 Million     PHFTBD           1/1/00      $  2,500     1/1/00

Punitive Damages                Chubb Atlantic Indemnity         $50 Million    PUNTBD1          1/1/00      $ 17,160     1/1/00
Punitive Damages - Excess       Zurich International Bermuda     $50 Million    PUNTBD2          1/1/00      $  5,000     1/1/00

General Liability - Va. Beach   Hartford Fire Insurance Co       $2 Million     20UENTBD         1/1/00      $  8,020     1/1/00

General Liability               Cigna Insurance Co               $5 Million     XSLG19307931     1/1/00      $ 13,225    9/30/99

Workers' Compensation           Pacific Employers Ins Co         Statutory      WLRC42316830     1/1/00      $ 17,797    9/30/99
WC Excess                       Cigna Insurance Co               Statutory      XWCO11865        1/1/00      $  1,748    9/30/99
WC Contractual Indemnity        Illinois Union Insurance Co      Statutory      CTPG19307992     1/1/00      $  4,990    9/30/99

Auto                            Pacific Employers Ins Co         $1 Million     ISAHO7569488     1/1/00      $  2,742    9/30/99

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  AUGUST 2, 1999 - AUGUST 29, 1999

3.  BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS
CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                     $    11,950
RETAIL SAFE FUNDS                                                               $ 2,108,026

CORPORATE ACCOUNTS                                                              $ 4,690,652

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                 $ 1,504,314
FIRSTAR                                                                         $    93,809
SOCIETY NATIONAL BANK                                                           $   610,801
BANK OF BOSTON                                                                  $   433,193
BANK OF BOSTON CONNECTICUT                                                      $   233,127
MERCANTILE BANK                                                                 $   135,665
FIRST UNION                                                                     $ 3,109,726
HARRIS TRUST                                                                    $ 1,389,218
BANK ONE LOUISIANA                                                              $   761,600
FLEET                                                                           $   113,412
ABN - AMRO BANK                                                                 $   561,653
COMERICA BANK                                                                   $   349,193
AM SOUTH                                                                        $   246,456
BANK OF AMERICA CALIFORNIA                                                      $   145,744
FIRST AMERICAN NATIONAL BANK                                                    $   132,619
HERITAGE BANK OF NEVADA                                                         $     2,077
BANK OF OKLAHOMA                                                                $   176,171
CHASE BANK OF TEXAS                                                             $ 1,129,796
HIBERNIA                                                                        $   133,650
SINGLE STORE DEPOSITORY ACCOUNTS                                                $   485,362

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  AUGUST 2, 1999 - AUGUST 29, 1999

3.  BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS
FIRST NATIONAL BANK OF MARYLAND                                         $    97,990
FIFTH THIRD BANK                                                        $    54,781
WELLS FARGO BANK                                                        $   139,739
NATIONSBANK                                                             $ 1,409,048
NBD                                                                     $   310,525
PNC BANK                                                                $   985,293
BANK ONE, TEXAS                                                         $    58,872

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      $13,759,567


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                         $   766,465
OTHER CASH ACCOUNTS                                                     $   728,445

TOTAL CASH PER GENERAL LEDGER                                            36,868,939

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

4.  Payments to Professionals August 2, 1999 through August 29, 1999

Vendor #                      Vendor Name                                Check Amt.         Check Date     Check #
-------------------------------------------------------------------------------------------------------------------
H998               Vorys, Sater, Seymour and Pease                           $73.50           8/3/99       30012273
99459              Robert L. Berger & Associates                         $11,313.29           8/4/99       B0018805
67017              Barkley & Thompson                                     $2,866.65           8/9/99       30012915
84573              Buchanan & Ingersoll                                     $214.95           8/9/99       30012922
96221              Holt & Babbington                                        $100.52           8/9/99       30012930
97660              Schnader, Harrison, Segal & Lewis                        $533.03           8/9/99       30012931
57117              Deloitte & Touche                                     $78,799.00          8/10/99       30013108
67017              Barkley & Thompson                                       $187.50          8/10/99       30013109
84573              Buchanan & Ingersoll                                      $19.00          8/10/99       30013111
86237              Brusniak, Clement, Harrison & McCool, PC                 $100.54          8/10/99       30013113
96221              Holt & Babbington                                         $29.99          8/10/99       30013118
63078              Weil, Gotshal & Manges, LLP                           $78,124.23          8/12/99       B0018890
67017              Barkley & Thompson                                     $1,159.98          8/17/99       30013809
84573              Buchanan & Ingersoll                                     $366.00          8/17/99       30013810
96221              Holt & Babbington                                        $527.61          8/17/99       30013819
96683              Gorr, Moser, Dell & Loughney                             $420.96          8/17/99       30013820
97660              Schnader, Harrison, Segal & Lewis                        $385.18          8/17/99       30013822
99459              Robert L. Berger & Associates                         $24,684.30          8/17/99       B0018964
96707              Robinson Dilando & Whitaker                              $317.44          8/18/99       30014452
H998               Vorys, Sater, Seymour and Pease                          $369.28          8/20/99       30014669
63010              Rives & Peterson                                         $449.38          8/24/99       30015032

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME: SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 TO AUGUST 29, 1999

RECEIPTS AND DISBURSEMENTS
PERIOD: AUGUST 2, 1999 TO AUGUST 29, 1999
(Dollars in Thousands)


                                                Actual        Actual        Actual        Actual        Total

                                      Monday    8/2/99        8/9/99        8/16/99       8/23/99        8/2/99
                                      Sunday    8/8/99        8/15/99       8/22/99       8/29/99       8/29/99
                                             -------------------------------------------------------------------
 RECEIPTS:
    Sales Receipts                            $ 27,774      $ 28,860      $ 27,194      $ 29,218      $113,046
    Miscellaneous Receipts                        --           3,225         1,490          --           4,715
                                             -------------------------------------------------------------------
    Total Available collections                 27,774        32,085        28,684        29,218       117,761


 DISBURSEMENTS:
    Merchandise disbursements                   24,645        22,681        32,643        33,765       113,734
    Non-merchandise disbursements               21,900        14,784        14,636        17,655        68,975
                                             -------------------------------------------------------------------
 TOTAL DISBURSEMENTS:                         $ 46,545      $ 37,465      $ 47,279      $ 51,420      $182,709
                                             -------------------------------------------------------------------

 CHANGE IN CASH                               $(18,771)     $ (5,380)     $(18,595)     $(22,202)     $(64,948)
                                             -------------------------------------------------------------------

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME: SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

Rolling Revised Cash Flow Forecast
(Dollars in Thousands)


                                                          Actual          Forecast        Forecast        Forecast         Forecast

                                               Monday     9/6/99           9/13/99         10/11/99        11/8/99          12/6/99
                                               Sunday     9/12/99          9/19/99         10/17/99        11/14/99         12/12/99
                                                     -------------------------------------------------------------------------------

 Ending Total Revolver Balance                          $ 128,706        $ 176,713       $ 256,540       $ 365,714        $ 310,646
                                                     -------------------------------------------------------------------------------

 Term Loan                                                 99,750           99,750          99,500          99,500           99,500
 Standby Letters of Credit                                 27,183           27,183          27,183          27,183           27,183
 Trade Letters of Credit                                   78,179           94,124          68,142          28,617           26,349
                                                     -------------------------------------------------------------------------------
 Total Extensions of Credit                             $ 333,818        $ 397,770       $ 451,365       $ 521,014        $ 463,678
                                                     -------------------------------------------------------------------------------


                                                     -------------------------------------------------------------------------------
 Borrowing Base (Before Interim Reserve)                $ 563,959        $ 568,069       $ 617,672       $ 684,739        $ 667,937
                                                     -------------------------------------------------------------------------------

 Availability (Before Interim Reserve) *                $ 230,141        $ 170,299       $ 166,307       $ 163,725        $ 204,259


* Borrowing Base and Availability calculated before deduction of Interim Reserve Amount ($50 million until a business plan is accepted and financial covenants are negotiated.)

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)



                                                                                       August 29,      August 1,
                                                                                           1999            1999
                                                                                       ----------      ----------
ASSETS
Current Assets:
      Cash and cash equivalents                                                        $   36,869      $   28,052
      Accounts receivable                                                                  14,428          13,878
      Inventories                                                                         662,533         578,578
      Prepaid expenses and other assets                                   (a)              64,064          84,700
                                                                                       ----------      ----------

      TOTAL CURRENT ASSETS                                                                777,895         705,208
                                                                                       ----------      ----------

PROPERTY AND EQUIPMENT
      Owned assets, net of accumulated depreciation                                       362,727         361,231
      Capitalized leases, net of accumulated amortization                                  15,453          17,336
                                                                                       ----------      ----------

                         TOTAL PROPERTY AND EQUIPMENT                                     378,180         378,567
                                                                                       ----------      ----------

      Other assets and deferred charges                                   (b)              80,002          68,134
                                                                                       ----------      ----------

      TOTAL ASSETS                                                                     $1,236,077      $1,151,909
                                                                                       ==========      ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
      Notes payable to banks                                                           $  120,714      $   53,891
      Accounts payable                                                                     62,140          46,543
      Accrued expenses                                                                    142,281         138,241
      Sales & local sales tax                                                              14,945          12,883
      Current maturities of long-term debt                                                  1,000           1,000
                                                                                       ----------      ----------

      TOTAL CURRENT LIABILITIES                                                           341,080         252,558

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

Long-Term Liabilities:
      Accrued restructuring-Noncurrent                                                 (27)              -
      Long-term debt                                                                98,750          98,750
Liabilities Subject To Compromise:
      Accrued restructuring costs                                                   67,729          69,846
      Capitalized lease obligations                                                 33,754          42,049
      Long-term debt                                                               465,055         465,055
      Accounts payable                                                             193,424         192,074
      Accrued expenses                                                              81,588          83,794
                                                                                ----------      ----------
      Total Liabilities Subject To Compromise                                      841,551         852,818

      TOTAL LIABILITIES                                                          1,281,353       1,204,126
                                                                                ----------      ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
      Common stock                                                                  50,024          50,049
      Additional paid-in-capital                                                     6,562           6,756
      Deferred compensation                                                           (897)         (1,060)
      Accumulated other comprehensive loss                                            (869)           (869)
      Retained (deficit) earnings                                                 (100,096)       (107,093)
                                                                                ----------      ----------
                     TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                          (45,276)        (52,217)

      TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                      $1,236,077      $1,151,909
                                                                                ==========      ==========


 (a) Auction property contracts of approximately $10,000 closed in August, and reduced assets available for sale. Cash in advance payments decreased by approximately $14,000, reducing prepaid expenses and other assets.

 (b) Auction proceeds of approximately $15,000 were recorded as restricted cash and included in the line other assets and deferred charges, pending a final accounting and release of these funds.

CHAPTER 11
MONTHLY OPERATING REPORT

CASH NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 08/29/99
FORM OPR-3 NOT APPLICABLE

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 08/29/99
FORM OPR-4


                                                  Total                current
                                                  -----                -------

Trade Accounts Payable (Merchandise)          $  62,140,000         $  62,140,000



                                                  Total                current
                                                  -----                -------

Expense & other payables                      $ 142,281,000         $ 142,281,000


CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



                                          Date       Date         Total          0-30
        TAXES PAYABLE                   Incurred     Due           Due           Days

                                       --------------------------------------------------

Federal Income Tax                 **  Various     Various       8,426,322     8,426,322

State Income Tax                    *  Various     Various         (62,257)      (62,257)
                                                              ---------------------------

                          SUBTOTAL  *                            8,364,065     8,364,065
                                                              ---------------------------


Sales/Use Tax                          Various     Various      14,944,953    14,944,953
                                                              ---------------------------


Personal Property Tax               *  Various     Various         747,551       747,551

Real Estate Taxes                   *  Various     Various       6,902,532     6,902,532

Inventory Taxes                     *  Various     Various       1,460,786     1,460,786

Gross Receipts/Bus Licenses         *  Various     Various         212,449       212,449

Franchise Taxes                     *  Various     Various         147,720       147,720
                                                               --------------------------
                           SUBTOTAL                              9,471,038     9,471,038
                                                               --------------------------


                                                               ==========================
      TOTAL TAXES PAYABLE                                       32,780,056    32,780,056
                                                               ==========================


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT

CASH NAME: SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 2, 1999 THROUGH AUGUST 29, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

($ IN THOUSANDS)



                                            DATE                     TOTAL DUE
                                            INCURRED     DATE DUE    (8/29/99 Balance)

POST PETITION SECURED DEBT
     Revolver Borrowings                     3/27/99      6/30/01     120,714
     Facility Standby Letters of Credit      3/27/99      6/30/01      27,183
     Facility Trade Letters of Credit        3/27/99      6/30/01      80,120
     Term Loans                              3/27/99      6/30/01      99,750
                                                                    ---------
     TOTAL EXTENSIONS OF CREDIT                                       327,767

POST PETITION UNSECURED DEBT                                            --

ACCRUED INTEREST PAYABLE                                             $  1,718


FORM OPR-5    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                       ACTIVITY
                                                                    AUGUST 2, 1999
                                                                        THROUGH
                                                                   AUGUST 29, 1999
                                                                   ---------------
Net Sales                                                              $ 110,158

Costs of merchandise sold and buying and occupancy expense                87,668
                                                                       ---------

Gross margin after cost of merchandise sold and buying
  and occupancy expenses                                                  22,489

Selling, General and Administrative Expenses:
     Net Employment Expense                                               18,151
     Net Advertising                                                       3,804
     Banking and Other Fees                                                1,483
     Real Estate and Other Taxes                                           1,634
     Supplies                                                                829
     Communication and Equipment                                             589
     Travel                                                                  426
     UCC and Other Services                                        (a)    (2,188)
     Legal and Professional                                                  164
     Sales and Shipping                                                      --
     Insurance                                                               793
     Miscellaneous                                                 (b)    (2,495)
     Credit Card Services                                                   (124)
                                                                       ---------
Total Selling, General and Administrative Expenses                        23,067


FORM OPR-5     SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                       ACTIVITY
                                                                    AUGUST 2, 1999
                                                                       THROUGH
                                                                   AUGUST 29, 1999
                                                                   ---------------

Other income, net                                                 (c)   (16,419)

Restructuring charge                                                        --

Depreciation and amortization                                             2,892
                                                                       --------

Earnings (loss) before interest, reorganization items,
  and income tax                                                         12,949

Interest expense - debt                                                   3,311
Interest expense - capitalized leases                                       516
                                                                       --------

Earnings (loss) before reorganization items, and income tax               9,122

Reorganization Items:
     Legal and Professional                                               1,994
     Miscellaneous fees                                                     133
                                                                       --------
          Reorganization items                                            2,126

Earnings (loss) before income tax                                         6,996
     Income tax benefit                                                      --
                                                                       --------

Net earnings (loss)                                                    $  6,996
                                                                       ========


Notes:

(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.

(b) Records income from proceeds received to terminate and exit certain operating leases.

(c) Includes gains on auctioned real estate property contracts which closed in August.